AUGUST 6, 2019 Second Quarter 2019 Earnings 2Q CONFERENCE CALL Louis Pinkham Jon Schlemmer Rob Rehard Rob Cherry Chief Executive Officer Chief Operating Officer Vice President Vice President Chief Financial Officer Business Development & Investor Relations

2Q 2019 SAFE HARBOR STATEMENT The following is a cautionary statement made under the Private Securities Litigation Reform Act rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, of 1995: With the exception of historical facts, the statements contained in this presentation immigration, customs, border actions and the like, and other external factors that we cannot may be forward-looking statements. Forward-looking statements represent our management’s control; product liability and other litigation, or claims by end users, government agencies or judgment regarding future events. In many cases, you can identify forward-looking statements others that our products or our customers’ applications failed to perform as anticipated, by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” particularly in high volume applications or where such failures are alleged to be the cause of “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated These forward-looking statements are not guarantees of future performance and are subject to adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses risks, uncertainties, assumptions and other factors, some of which are beyond our control, we may incur related to product warranty issues; our dependence on key suppliers and the which could cause actual results to differ materially from those expressed or implied by such potential effects of supply disruptions; infringement of our intellectual property by third forward-looking statements, including but not limited to: uncertainties regarding our ability to parties, challenges to our intellectual property, and claims of infringement by us of third party execute our restructuring plans within expected costs and timing; actions taken by our technologies; effects on earnings of any significant impairment of goodwill or intangible assets; competitors and our ability to effectively compete in the increasingly competitive global losses from failures, breaches, attacks or disclosures involving our information technology electric motor, drives and controls, power generation and power transmission industries; our infrastructure and data; cyclical downturns affecting the global market for capital goods; and ability to develop new products based on technological innovation, such as the Internet of other risks and uncertainties including but not limited to those described in “Item 1A-Risk Things, and marketplace acceptance of new and existing products, including products related Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and to technology not yet adopted or utilized in certain geographic locations in which we do Exchange Commission on February 26, 2019 and from time to time in other filed reports. All business; fluctuations in commodity prices and raw material costs; our dependence on subsequent written and oral forward-looking statements attributable to us or to persons acting significant customers; risks associated with global manufacturing; issues and costs arising from on our behalf are expressly qualified in their entirety by the applicable cautionary statements. the integration of acquired companies and businesses and the timing and impact of purchase The forward-looking statements included in this presentation are made only as of their accounting adjustments; our overall debt levels and our ability to repay principal and interest respective dates, and we undertake no obligation to update these statements to reflect on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, subsequent events or circumstances. ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest ©2019 Regal Beloit Corporation, Proprietary and Confidential 2

2Q 2019 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted in the United States (“GAAP”). We also periodically disclose certain financial measures in our effective tax rate, net sales from ongoing business, adjusted income from operations of quarterly earnings releases, on investor conference calls, and in investor presentations and ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings similar events that may be considered “non-GAAP” financial measures. This additional per share for ongoing business are primarily used to help us evaluate our business and forecast information is not meant to be considered in isolation or as a substitute for our results of our future results. Accordingly, we believe disclosing and reconciling each of these measures operations prepared and presented in accordance with GAAP. helps investors evaluate our business in the same manner as management. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP these measures in the tables below to the most directly comparable GAAP financial measures: sales from existing operations excluding any sales from acquired businesses recorded prior to adjusted diluted earnings per share (both historical and projected), adjusted income from the first anniversary of the acquisition (“net sales from business acquired") and excluding any operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted sales from business divested/to be exited (“net sales from business divested/to be exited“) net income attributable to Regal Beloit Corporation, free cash flow, and free cash flow as a recorded prior to the first anniversary of the exit and excluding the impact of foreign currency percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income translation. The impact of foreign currency translation is determined by translating the before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from respective period’s organic sales using the currency exchange rates that were in effect during ongoing business, adjusted income from operations of ongoing business, ongoing business the prior year periods. We use the term “organic sales growth” to refer to the increase in our adjusted operating margin, and adjusted diluted earnings per share for ongoing business. We sales between periods that is attributable to organic sales. For further clarification, we may use believe that these non-GAAP financial measures are useful measures for providing investors the term “acquisition growth” to refer to the increase in our sales between periods that is with additional information regarding our results of operations and for helping investors attributable to acquisition sales. understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit ©2019 Regal Beloit Corporation, Proprietary and Confidential 3

2Q 2019 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2019 Results & 2019 Outlook ROB REHARD, CFO Questions & Answers ALL Closing Remarks LOUIS PINKHAM, CEO ©2019 Regal Beloit Corporation, Proprietary and Confidential 4

2Q 2019 OVERVIEW Highlights ($ in millions, except per share data) 2Q 2019 2Q 2018 • Organic Growth* of (2.2%) • Adjusted Diluted EPS* of $1.52 Adjusted Net Sales* $868. 1 $901.3 • Adjusted Operating Margin* of 11.0% • Total Company Delevered at 16% Adjusted Income from Operations* $95.4 $100.8 • Reorganization of Business, $15M in 2020 Savings • Accelerating 80/20 Deployment across Regal Adjusted Operating Margin* 11.0% 11.2% • Divested Vapor Recovery Business • Solid Climate and PTS Performance, C&I Challenges • Free Cash Flow* 122% of Adjusted Net Income Adjusted Diluted EPS* $1.52 $1.52 • Repurchased 731,745 Shares for $56M Net Cash Provided by Operating Activities $112.3 $101.8 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Leveraging Reorganization to Drive P&L Focus Deeper and Further Deploying 80/20 ©2019 Regal Beloit Corporation, Proprietary and Confidential 5

2Q 2019 COMMERCIAL & INDUSTRIAL SYSTEMS Sales Adjusted Net Sales* Adjusted Income from • Organic Sales* Down 5.5% ($ Millions) Operations* • Market Performance ($ Millions) – NA Pool Pump – China $435 – Commercial HVAC $402 – Power Generation + Distribution Share $33 Adjusted Operating Margin* • 6.0% of Adj. Net Sales $24 • Down 160 bps from Prior Year – Inventory Adjustment – FX Translation – Unit Volume + Price/Cost 2Q18 2Q19 2Q18 2Q19 + 80/20 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. End Market Weakness Likely to Continue in 2H; Solid Deleverage in 2Q ©2019 Regal Beloit Corporation, Proprietary and Confidential 6

2Q 2019 CLIMATE SOLUTIONS Sales Adjusted Net Sales* Adjusted Income from • Organic Sales* Up 2.3% ($ Millions) Operations* • Market Performance ($ Millions) + FER Pre-buy + NA Residential HVAC – Commercial Refrigeration $258 $262 – Account Pruning $46 $43 Adjusted Operating Margin* • 17.6% of Adj. Net Sales • Up 110 bps from Prior Year + Productivity + Price/Cost + Mix-up from Divestitures + 80/20 2Q18 2Q19 2Q18 2Q19 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Continuing Solid Momentum in Our Climate Solutions Segment ©2019 Regal Beloit Corporation, Proprietary and Confidential 7

2Q 2019 POWER TRANSMISSION SOLUTIONS Sales Adjusted Net Sales* Adjusted Income from • Organic Sales* Down 0.8% ($ Millions) Operations* • Market Performance ($ Millions) – Industrial Distribution De-stocking – Upstream Oil & Gas $208 $204 – Agriculture – Beverage + Renewable Energy $25 $25 Adjusted Operating Margin* • 12.4% of Adj. Net Sales • Up 40 bps from Prior Year + Price/Cost + Productivity 2Q18 2Q19 2Q18 2Q19 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Performance Despite Demand Headwinds ©2019 Regal Beloit Corporation, Proprietary and Confidential 8

2Q 2019 KEY FINANCIAL METRICS Capital Expenditures Balance Sheet as June 29,2019 • $36.0 Million in 2Q 2019 • Total Debt of $1,223 Million • $85.0 Million Expected in FY 2019 • Net Debt of $932 Million • Net Debt/Adj. EBITDA* of 1.8 Restructuring & Related Costs Free Cash Flow* • $3.6 Million in 2Q 2019 • $76.3 Million in 2Q 2019 • $13.0 Million Expected in FY 2019 • 121.9% of Adj. Net Income • $15.0 Million Expected Annual Savings from • Expect FY 2019 > 100% of Adj. Net Income Reorganization • Repurchased 731,745 Shares for a Total of $55.9 Million in 2Q 2019 Effective Tax Rate (ETR) Divested Vapor Recovery Business • 20.4% Adj. ETR* in 2Q 2019 • Closed Sale on July 2, 2019 • 21.0% Adj. ETR* expected in FY 2019 • Annualized Sales of ~$50 Million • Previous 2019 EPS Guidance Included $0.12 for Business * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Continuing Balanced Capital Allocation Strategy ©2019 Regal Beloit Corporation, Proprietary and Confidential 9

2Q 2019 FULL YEAR 2019 GUIDANCE FY 2019 Expected Performance • Organic Growth Down Low to Mid-Single Digit • Weather Conditions • Global Trade Uncertainties • Excess Channel Inventories • Economic Slowdown in Asia & Europe FY 2019 GAAP Diluted EPS Guidance Lowered to $6.00 to $6.30 FY 2019 Adjusted Diluted EPS* Guidance Lowered to $5.50 to $5.80 • Divestiture Exclusion of $0.12 and Impact from Volume Deleverage • Partially Offset by Productivity Improvements, Positive Price/Cost, and 80/20 Efforts * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Energized Around New Organizational Structure and Opportunity for Future Profitable Growth ©2019 Regal Beloit Corporation, Proprietary and Confidential 10

2Q Questions & Answers Louis Pinkham Jon Schlemmer Rob Rehard Rob Cherry Chief Executive Officer Chief Operating Officer Vice President Vice President Chief Financial Officer Business Development & Investor Relations

2Q 2019 APPENDIX ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Six Months Ended Jun 29, Jun 30, Jun 29, Jun 30, 2019 2018 2019 2018 GAAP Diluted Earnings Per Share $ 1.55 $ 1.50 $ 3.54 $ 2.81 Restructuring and Related Costs 0.07 0.03 0.11 0.06 Purchase Accounting and Transaction Costs — 0.08 — 0.08 Gain on Businesses Divested and Assets to be Exited (0.10) — (0.69) — Net Income from Businesses Divested/to be Exited — (0.09) (0.04) (0.17) CEO Transition Costs — — 0.03 — Adjusted Diluted Earnings Per Share $ 1.52 $ 1.52 $ 2.95 $ 2.78 2019 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2019 Diluted EPS Annual Guidance $ 6.00 $ 6.30 Restructuring and Related Costs 0.23 0.23 Gain on Businesses Divested and Assets to be Exited (0.68) (0.68) Net Income from Businesses to be Divested/Exited (0.10) (0.10) CEO Transition Costs 0.05 0.05 2019 Adjusted Diluted EPS Annual Guidance $ 5.50 $ 5.80 ©2019 Regal Beloit Corporation, Proprietary and Confidential 12

2Q 2019 APPENDIX

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jun 29, 2019	Jun 30, 2018	Jun 29, 2019	Jun 30, 2018	Jun 29, 2019	Jun 30, 2018	Jun 29, 2019	Jun 30, 2018
GAAP Income from Operations	$ 19.5	$ 30.5	$ 51.7	$ 44.0	$ 24.8	$ 25.1	$ 96.0	$ 99.6
Restructuring and Related Costs	2.6	0.7	0.6	0.7	0.4	0.1	3.6	1.5
Purchase Accounting and Transaction Costs	-	5.1	-	-	-	-	-	5.1
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	-	(6.1)	-	0.1	-	(4.2)	-
Operating Income from Businesses Divested/to be Exited	-	(3.0)	(0.1)	(2.1)	-	(0.3)	(0.1)	(5.4)
CEO Transition Costs	0.1	-	-	-	-	-	0.1	-
Adjusted Income from Operations	$ 24.0	$ 33.3	$ 46.1	$ 42.6	$ 25.3	$ 24.9	$ 95.4	$ 100.8
GAAP Operating Margin %	4.9%	6.5 %	19.3 %	15.9 %	12.2 %	11.8 %	11.0 %	10.4 %
Adjusted Operating Margin %	6.0%	7.6 %	17.6 %	16.5 %	12.4 %	12.0 %	11.0 %	11.2 %

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Six Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jun 29, 2019	Jun 30, 2018	Jun 29, 2019	Jun 30, 2018	Jun 29, 2019	Jun 30, 2018	Jun 29, 2019	Jun 30, 2018
GAAP Income from Operations	$ 73.0	$ 59.6	$ 90.6	$ 76.3	$ 53.0	$ 51.9	$ 216.6	$ 187.8
Restructuring and Related Costs	4.7	2.0	0.7	1.1	0.5	0.1	5.9	3.2
Purchase Accounting and Transaction Costs	0.1	5.1	-	-	-	-	0.1	5.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(31.8)	-	(4.8)	-	1.2	-	(35.4)	-
Operating (Income) Loss from Businesses Divested/to be Exited	-	(6.3)	(2.0)	(3.7)	(0.3)	0.1	(2.3)	(9.9)
CEO Transition Costs	0.8	-	0.5	-	0.4	-	1.7	-
Adjusted Income from Operations	$ 46.8	$ 60.4	$ 85.0	$ 73.7	$ 54.8	$ 52.1	$ 186.6	$ 186.2
GAAP Operating Margin %	9.3 %	6.7 %	17.1 %	14.2 %	12.8 %	12.4 %	12.5 %	10.2 %
Adjusted Operating Margin %	6.0 %	7.4 %	16.7 %	14.7 %	13.4 %	12.8 %	11.0 %	10.8 %

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2Q 2019 APPENDIX Three Months Ended Commercial & Industrial Power Transmission ADJUSTED NET SALES Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Jun 29, Jun 30, Jun 29, Jun 30, Jun 29, Jun 30, Jun 29, Jun 30, 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 401.8 $ 469.0 $ 267.9 $ 277.3 $ 204.0 $ 213.4 $ 873.7 $ 959.7 Nets Sales for Businesses Divested/to be Exited - (33.6) (5.6) (19.2) - (5.6) (5.6) (58.4) Adjusted Net Sales $ 401.8 $ 435.4 $ 262.3 $ 258.1 $ 204.0 $ 207.8 $ 868.1 $ 901.3 Six Months Ended Commercial & Industrial Power Transmission ADJUSTED NET SALES Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Jun 29, Jun 30, Jun 29, Jun 30, Jun 29, Jun 30, Jun 29, Jun 30, 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 782.1 $ 883.0 $ 531.2 $ 537.2 $ 414.2 $ 418.3 $ 1,727.5 $ 1,838.5 Nets Sales for Businesses Divested/to be Exited - (67.1) (21.1) (37.2) (5.6) (9.9) (26.7) (114.2) Adjusted Net Sales $ 782.1 $ 815.9 $ 510.1 $ 500.0 $ 408.6 $ 408.4 $ 1,700.8 $ 1,724.3 ©2019 Regal Beloit Corporation, Proprietary and Confidential 14

2Q 2019 APPENDIX ADJUSTED EFFECTIVE TAX RATE Three Months Ended Six Months Ended Jun 29, Jun 30, Jun 29, Jun 30, 2019 2018 2019 2018 Income before Taxes $ 83.8 $ 85.6 $ 191.8 $ 160.6 Provision for Income Taxes 16.4 18.3 37.6 34.0 Effective Tax Rate 19.6% 21.4% 19.6% 21.2% Income before Taxes $ 83.8 $ 85.6 $ 191.8 $ 160.6 Gain on Businesses Divested and Assets to be Exited (4.2) - (35.4) - Adjusted Income before Taxes $ 79.6 $ 85.6 $ 156.4 $ 160.6 Provision for Income Taxes $ 16.4 $ 18.3 $ 37.6 $ 34.0 Tax Effect from Gain on Businesses Divested and Assets to be Exited (0.2) - (5.5) - Adjusted Provision for Income Taxes $ 16.2 $ 18.3 $ 32.1 $ 34.0 Adjusted Effective Tax Rate 20.4% 21.4% 20.5% 21.2% ©2019 Regal Beloit Corporation, Proprietary and Confidential 15

2Q 2019 APPENDIX FREE CASH FLOW Three Months Ended Six Months Ended (Dollars in Millions) Jun 29, Jun 30, Jun 29, Jun 30, 2019 2018 2019 2018 Net Cash Provided by Operating Activities $ 112.3 $ 101.8 $ 130.6 $ 144.3 Additions to Property Plant and Equipment (36.0) (21.2) (56.2) (40.5) Free Cash Flow $ 76.3 $ 80.6 $ 74.4 $ 103.8 GAAP Net Income Attributable to Regal Beloit Corporation $ 66.6 $ 65.9 $ 152.5 $ 124.3 Gain on Businesses Divested and Assets to be Exited (4.2) - (35.4) - Tax Effect from Gain on Businesses Divested and Assets to be Exited 0.2 - 5.5 - Adjusted Net Income Attributable to Regal Beloit Corporation $ 62.6 $ 65.9 $ 122.6 $ 124.3 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 121.9% 122.3% 60.7% 83.5% ©2019 Regal Beloit Corporation, Proprietary and Confidential 16

2Q 2019 APPENDIX

ORGANIC SALES GROWTH (Dollars in Millions)	Three Months Ended			
	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Jun 29, 2019	$ 401.8	$ 267.9	$ 204.0	$ 873.7
Net Sales from Business Divested/to be Exited	-	(5.6)	-	(5.6)
Impact from Foreign Currency Exchange Rates	9.5	1.8	2.1	13.4
Organic Sales Three Months Ended Jun 29, 2019	$ 411.3	$ 264.1	$ 206.1	$ 881.5
Net Sales Three Months Ended Jun 30, 2018	$ 469.0	$ 277.3	$ 213.4	$ 959.7
Net Sales from Business Divested/to be Exited	(33.6)	(19.2)	(5.6)	(58.4)
Adjusted Net Sales Three Months Ended Jun 30, 2018	$ 435.4	$ 258.1	$ 207.8	$ 901.3
Organic Sales Growth %	(5.5)%	2.3 %	(0.8)%	(2.2)%
Net Sales Growth %	(14.3)%	(3.4)%	(4.4)%	(9.0)%

ORGANIC SALES GROWTH (Dollars in Millions)	Six Months Ended			
	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Six Months Ended Jun 29, 2019	$ 782.1	$ 531.2	$ 414.2	$ 1,727.5
Net Sales from Business Acquired	(31.7)	-	-	(31.7)
Net Sales from Business Divested/to be Exited	-	(21.1)	(5.6)	(26.7)
Impact from Foreign Currency Exchange Rates	17.6	4.7	4.9	27.2
Organic Sales Six Months Ended Jun 29, 2019	$ 768.0	$ 514.8	$ 413.5	$ 1,696.3
Net Sales Six Months Ended Jun 30, 2018	$ 883.0	$ 537.2	$ 418.3	$ 1,838.5
Net Sales from Business Divested/to be Exited	(67.1)	(37.2)	(9.9)	(114.2)
Adjusted Net Sales Six Months Ended Jun 30, 2018	$ 815.9	$ 500.0	$ 408.4	$ 1,724.3
Organic Sales Growth %	(5.9)%	3.0 %	1.2 %	(1.6)%
Net Sales Growth %	(11.4)%	(1.1)%	(1.0)%	(6.0)%

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2Q 2019 APPENDIX TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) LTM Jun 29, 2019 Net Income $ 263.4 Plus: Taxes 60.0 Plus: Interest Expense 55.0 Less: Interest Income (3.6) Plus: Depreciation and Amortization 137.9 Plus: Restructuring and Related Costs 10.4 Plus: Purchase Accounting & Transaction Costs 0.4 Plus: Impairment and Exit Related Costs 44.9 Plus: CEO Transition Costs 5.5 Less: Operating Income from Businesses Divested/to be Exited (12.0) Less: Gain on Sale of Assets (2.2) Less: Gain on Divestiture of Business (45.4) Adjusted EBITDA $ 514.3 Current Maturities of Debt $ 0.6 Long-Term Debt 1,222.7 Less: Cash (291.3) Total Net Debt $ 932.0 Total Net Debt/Adjusted EBITDA 1.8 ©2019 Regal Beloit Corporation, Proprietary and Confidential 18

2Q 2019 APPENDIX

The following tables outline the first and second quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 First Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended March 31, 2018	$ 414.0	$ 259.9	$ 204.9	$ 878.8
Net Sales from Businesses Divested/to be Exited	(43.9)	(18.0)	(4.3)	(66.2)
Adjusted Net Sales from Ongoing Business	$ 370.1	$ 241.9	$ 200.6	$ 812.6
GAAP Income from Operations Three Months Ended March 31, 2018	$ 29.1	$ 32.3	$ 26.8	$ 88.2
Restructuring and Related Costs	1.3	0.4	-	1.7
Income from Operations of Businesses Divested/to be Exited	(2.8)	(1.6)	0.4	(4.0)
Adjusted Income from Operations of Ongoing Business	$ 27.6	$ 31.1	$ 27.2	$ 85.9
Ongoing Business Adjusted Operating Margin %	7.5%	12.9%	13.6%	10.6%
Fiscal 2018 Second Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended June 30, 2018	$ 469.0	$ 277.3	$ 213.4	$ 959.7
Net Sales from Businesses Divested/to be Exited	(43.7)	(19.2)	(5.6)	(68.5)
Adjusted Net Sales from Ongoing Business	$ 425.3	$ 258.1	$ 207.8	$ 891.2
GAAP Income from Operations Three Months Ended June 30, 2018	$ 30.5	$ 44.0	$ 25.1	$ 99.6
Restructuring and Related Costs	0.7	0.7	0.1	1.5
Purchase Accounting and Transaction Costs	5.1	-	-	5.1
Income from Operations of Businesses Divested/to be Exited	(4.0)	(2.1)	(0.3)	(6.4)
Adjusted Income from Operations of Ongoing Business	$ 32.3	$ 42.6	$ 24.9	$ 99.8
Ongoing Business Adjusted Operating Margin %	7.6%	16.5%	12.0%	11.2%

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2Q 2019 APPENDIX

The following tables outline the third and fourth quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Third Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended September 29, 2018	$ 462.3	$ 255.4	$ 207.7	$ 925.4
Net Sales from Businesses Divested/to be Exited	(46.7)	(13.3)	(4.8)	(64.8)
Adjusted Net Sales from Ongoing Business	$ 415.6	$ 242.1	$ 202.9	$ 860.6
GAAP Income from Operations Three Months Ended September 29, 2018	$ 35.3	$ 6.0	$ 28.1	$ 69.4
Restructuring and Related Costs	1.9	0.3	0.1	2.3
Purchase Accounting and Transaction Costs	0.2	-	-	0.2
Impairment and Exit Related Costs	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(5.2)	(1.5)	(0.3)	(7.0)
Adjusted Income from Operations of Ongoing Business	$ 32.2	$ 39.7	$ 27.9	$ 99.8
Ongoing Business Adjusted Operating Margin %	7.7%	16.4%	13.8%	11.6%
Fiscal 2018 Fourth Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended December 29, 2018	$ 436.7	$ 232.2	$ 212.8	$ 881.7
Net Sales from Businesses Divested/to be Exited	(47.5)	(11.2)	(5.2)	(63.9)
Adjusted Net Sales from Ongoing Business	$ 389.2	$ 221.0	$ 207.6	$ 817.8
GAAP Income from Operations Three Months Ended December 29, 2018	$ 32.1	$ 33.3	$ 24.4	$ 89.8
Restructuring and Related Costs	1.7	0.4	0.1	2.2
Purchase Accounting and Transaction Costs	0.1	-	-	0.1
Gain on Sale of Assets	(1.5)	(0.7)	-	(2.2)
CEO Transition Costs	1.8	1.1	0.9	3.8
Income from Operations of Businesses Divested/to be Exited	(4.6)	(1.6)	(0.3)	(6.5)
Adjusted Income from Operations of Ongoing Business	$ 29.6	$ 32.5	$ 25.1	$ 87.2
Ongoing Business Adjusted Operating Margin %	7.6%	14.7%	12.1%	10.7%

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2Q 2019 APPENDIX

The following tables outline the full year 2018 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Full Year Schedule for Ongoing Business				
Net Sales Twelve Months Ended December 29, 2018	$ 1,782.0	$ 1,024.8	$ 838.8	$ 3,645.6
Net Sales from Businesses Divested/to be Exited	(181.8)	(61.7)	(19.9)	(263.4)
Adjusted Net Sales from Ongoing Business	$ 1,600.2	$ 963.1	$ 818.9	$ 3,382.2
GAAP Income from Operations Twelve Months Ended December 29, 2018	$ 127.0	$ 115.6	$ 104.4	$ 347.0
Restructuring and Related Costs	5.6	1.8	0.3	7.7
Purchase Accounting and Transaction Costs	5.4	-	-	5.4
Gain on Sale of Assets	(1.5)	(0.7)	-	(2.2)
CEO Transition Costs	1.8	1.1	0.9	3.8
Impairment and Exit Related Costs	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(16.6)	(6.8)	(0.5)	(23.9)
Adjusted Income from Operations of Ongoing Business	$ 121.7	$ 145.9	$ 105.1	$ 372.7
Ongoing Business Adjusted Operating Margin %	7.6%	15.1%	12.8%	11.0%

2018 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months
	Mar 31, 2018	Jun 30, 2018	Sep 29, 2018	Dec 29, 2018	Ended Dec 29,
Adjusted Diluted Earnings Per Share	$ 1.33	$ 1.59	$ 1.67	$ 1.41	$ 6.00
Earnings Per Share from Businesses Divested/to be Exited	(0.06)	(0.09)	(0.11)	(0.10)	(0.36)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 1.27	$ 1.50	$ 1.56	$ 1.31	$ 5.64

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©2019 Regal Beloit Corporation, Proprietary and Confidential
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2Q 2019 APPENDIX 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks . Fiscal Year 2014 had 53 weeks ©2019 Regal Beloit Corporation, Proprietary and Confidential 22